SUPPLEMENT TO THE PROSPECTUSES OF

ALLSPRING RETAIL MONEY MARKET FUNDS
for the Allspring Money Market Fund and
Allspring National Tax-Free Money Market Fund

ALLSPRING INSTITUTIONAL MONEY MARKET FUNDS
for the Allspring Heritage Money Market Fund
(collectively, the “Funds”)
The following changes are effective April 2, 2024.
I. The following paragraph replaces the first paragraph under the sub-heading “Principal Investment Risks” in the “Fund Summary” section for the Allspring Money Market Fund and the Allspring National Tax-Free Money Market Fund:

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

II. The following paragraph replaces the first paragraph under the sub-heading “Principal Investment Risks” in the “Fund Summary” section for the Allspring Heritage Money Market Fund:

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

III. The following disclosure is added to end of the “Buying and Selling Fund Shares” section for all of the Funds:

Discretionary Liquidity Fees. Under Rule 2a-7, a money market Fund is permitted to impose a discretionary liquidity fee (not to exceed 2% of the value of the shares  redeemed) on redemptions if the Fund’s Board (or its delegate) determines that doing so is in the best interests of the Fund. Such determination will be based on current market conditions and the Fund’s particular circumstances, and it is expected that such fee would be imposed, if at all, during periods of extraordinary market stress. The Fund would retain liquidity fees for the benefit of remaining shareholders. The Board (or its delegate) may, in its discretion, terminate a liquidity fee at any time if it determines that imposing such liquidity fee is no longer in the best interests of the Fund.

April 2, 2024	SUP3710 04-24